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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                                ----------------

                              THE BANK OF NEW YORK
                --------------------------------------------------
               (Exact name of trustee as specified in its charter)

         NEW YORK                                               13-5160382
---------------------------                              -----------------------
  (State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                               identification no.)

    48 Wall Street, New York, N.Y.                                10286
---------------------------------------                         ----------
(Address of principal executive offices)                        (Zip code)

                                ----------------

                             SLM INTERNATIONAL, INC.
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)

          Delaware                                              13-3632297
-------------------------------                          -----------------------
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                              identification no.)

         SLM International, Inc.
          c/o Maska U.S., Inc.
           9 Vose Farm Road
           Peterborough, NH                                          03458
 ---------------------------------------                           --------
(Address of principal executive offices)                          (Zip code)


                                ----------------

                   14% Senior Secured Notes due April 1, 2004
                   -------------------------------------------
                       (Title of the indenture securities)

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     1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
TRUSTEE:

          (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                               Address
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Superintendent of Banks of the State of      2 Rector Street, New York, N.Y.
 New York                                     10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York             33 Liberty Plaza, New York, N.Y.
                                              10045

Federal Deposit Insurance Corporation        Washington, D.C.  20429

New York Clearing House Association          New York, New York   10005

          (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.
          Yes.

     2. AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

       None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)


    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                       -2-


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                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of March, 1997.

                                                THE BANK OF NEW YORK

                                                By:  /s/ WALTER N. GITLIN
                                                   ----------------------------
                                                    Name:  WALTER N. GITLIN
                                                    Title: VICE PRESIDENT

                                       -3-



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                                                                       EXHIBIT 7

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286

     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business September 30, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                            Dollar Amounts
ASSETS                                                       in Thousands
-------                                                     ---------------
Cash and balances due from depos-
 itory institutions:
  Noninterest-bearing balances and
   currency and coin ..............................            $ 4,404,522
  Interest-bearing balances .......................                732,833
Securities:
  Held-to-maturity securities .....................                789,964
  Available-for-sale securities ...................              2,005,509
Federal funds sold in domestic offices
 of the bank:
Federal funds sold ................................              3,364,838
Loans and lease financing receivables:
  Loans and leases, net of unearned
   income ............................. 28,728,602
  LESS: Allowance for loan and
   lease losses .......................    584,525
  LESS: Allocated transfer risk
   reserve ............................        429
   Loans and leases, net of unearned
    income, allowance, and reserve                              28,143,648
Assets held in trading accounts ......                           1,004,242
Premises and fixed assets (including
 capitalized leases) ..............................                605,668
Other real estate owned ...........................                 41,238
Investments in unconsolidated
 subsidiaries and associated companies ............                205,031
Customers' liability to this bank on
 acceptances outstanding ..........................                949,154
Intangible assets .................................                490,524
Other assets ......................................              1,305,839
                                                               -----------
Total assets ......................................            $44,043,010
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LIABILITIES
Deposits:
 In domestic offices ..............................            $20,441,318
 Noninterest-bearing ..................  8,158,472
 Interest-bearing ..................... 12,282,846
 In foreign offices, Edge and Agreement
  subsidiaries, and IBFs ..........................             11,710,903
 Noninterest-bearing ..................     46,182
 Interest-bearing ..................... 11,664,721
Federal funds purchased in domestic offices of the
 bank:
 Federal funds purchased ..........................              1,565,288
Demand notes issued to the U.S. Treasury ..........                293,186
Trading liabilities ...............................                826,856
Other borrowed money:
 With original maturity of one year or less .......              2,103,443
 With original maturity of more than one year .....                 20,766
Bank's liability on acceptances executed and
 outstanding ......................................                951,116
Subordinated notes and debentures .................              1,020,400
Other liabilities .................................              1,522,884
                                                               -----------
Total liabilities .................................             40,456,160
                                                               -----------

EQUITY CAPITAL
Common stock ......................................                942,284
Surplus ...........................................                525,666
Undivided profits and capital reserves ............              2,129,376
Net unrealized holding gains (losses) on
 available-for-sale securities ....................                 (2,073)
Cumulative foreign currency translation
 adjustments ......................................                 (8,403)
                                                               -----------
Total equity capital ..............................              3,586,850
                                                               -----------
Total liabilities and equity capital ..............            $44,043,010
                                                               ===========


     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                       -
    J. Carter Bacot     |
    Thomas A. Renyi     |   Directors
    Alan R. Griffith    |
                       -

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